UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2009

PACIFICHEALTH LABORATORIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23495	22-3367588
(Commission File Number)	(IRS Employer Identification No.)

100 Matawan Road, Suite 420 Matawan, NJ	07747-3913
(Address of Principal Executive Offices)	(Zip Code)

(732) 739-2900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

On June 25, 2009, PacificHealth Laboratories, Inc. (the “Company”) sold an aggregate of 535,714 shares of its common stock to an executive officer and one other member of its management team, for a price of $0.28 per share.  The two individuals were Jason Ash, the Company’s President and Chief Executive Officer, and Fred Duffner.

The Company offered and sold the Common Stock in reliance upon the exemption provided by Section 4(2) of the Securities Act, as well as Rule 506 of Regulation D and Section 18(b)(4)(D) thereunder, on the basis that the issuance of such securities did not involve a public offering and each of the purchasers thereof  represented to the Company that such purchaser was an "accredited investor," as defined in Rule 506 or  had  the requisite sophistication for non-accredited investors required by Rule 506.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICHEALTH LABORATORIES, INC.

Dated: June 25, 2009	By:	/s/ Stephen P. Kuchen
Stephen P. Kuchen
Chief Financial Officer